UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800, Houston, TX		77030
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 384-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLCM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of the Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan

At the Annual Meeting of Stockholders of Bellicum Pharmaceuticals, Inc. (the “Company”), held on June 13, 2019 (the “Annual Meeting”), the Company’s stockholders approved, along with other items discussed in Item 5.07 below, the Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) as a successor to and continuation of the Bellicum Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended (the “2014 Plan”). Some key features of the 2019 Plan are summarized below.

Purpose

The 2019 Plan is designed to secure and retain the services of our employees and directors, provide incentives for our employees and directors to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees and directors may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2019 Plan, or the Share Reserve, will not exceed the sum of (i) 2,500,000 new shares and (ii) the Prior Plans’ Returning Shares (as defined below) in an amount not to exceed 6,005,401 shares, as such shares become available from time to time. The term “Prior Plans’ Returning Shares” refers to the following shares of our common stock subject to any stock award granted under the 2014 Plan, the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended (the “2011 Plan”), or the Bellicum Pharmaceuticals, Inc. 2006 Stock Option Plan, as amended (the “2006 Plan” and together with the 2014 Plan and 2006 Plan, the “Prior Plans”) that were outstanding as of the date the 2019 Plan was approved by our stockholders: (i) any shares subject to such stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award is settled in cash; and (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by us because of a failure to vest.

The following shares of our common stock (collectively, the “2019 Plan Returning Shares”) will also become available again for issuance under the 2019 Plan: (i) any shares subject to a stock award granted under the 2019 Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award granted under the 2019 Plan that are not issued because such stock award is settled in cash; and (iii) any shares issued pursuant to a stock award granted under the 2019 Plan that are forfeited back to or repurchased by us because of a failure to vest.

The following shares of our common stock will not become available again for issuance under the 2019 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise, strike or purchase price of a stock award granted under the 2019 Plan or any Prior Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award); (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award granted under the 2019 Plan or any Prior Plan; (iii) any shares repurchased by us on the open market with the proceeds of the exercise, strike or purchase price of a stock award granted under the 2019 Plan or any Prior Plan; and (iv) in the event that a stock appreciation right granted under the 2019 Plan or any Prior Plan is settled in shares, the gross number of shares subject to such award.

The number of shares of our common stock available for issuance under the 2019 Plan will be reduced by: (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant (an “Appreciation Award”) granted under the 2019 Plan; and (ii) 1.25 shares for each share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”) granted under the 2019 Plan.

The number of shares of our common stock available for issuance under the 2019 Plan will be increased by: (i) one share for each Prior Plans’ Returning Share or 2019 Plan Returning Share subject to an Appreciation Award; and (ii) 1.25 shares for each Prior Plans’ Returning Share or 2019 Plan Returning Share subject to a Full Value Award.

Eligibility

All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the 2019 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2019 Plan only to our (including our affiliates’) employees.

Non-Employee Director Compensation Limit

Under the 2019 Plan, the aggregate value of all compensation granted or paid in any calendar year to any individual for service as a non-employee director, including stock awards granted under the 2019 Plan or otherwise, and any cash fees paid by the Company to such non-employee director, will not exceed $600,000 in total value, or $1,000,000 with respect to the calendar year in which the individual is first appointed or elected to our Board of the Directors (the “Board”) (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Administration

The 2019 Plan will be administered by our Board, which may in turn delegate authority to administer the 2019 Plan to a committee. Our Board has delegated concurrent authority to administer the 2019 Plan to our Compensation Committee. Subject to the terms of the 2019 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common subject to or the cash value of awards, and the terms and conditions of awards granted under the 2019 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards, provided that the Plan Administrator may not accelerate the vesting of outstanding awards after they have been granted other than in connection with a corporate transaction or a change in control, or upon the death or disability of the participant. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2019 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2019 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Clawback Policy

Awards granted under the 2019 Plan will be subject to recoupment in accordance with any clawback policy adopted by the Board or Compensation Committee, and with any other clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2019 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction and Change in Control

In the event of a corporate transaction (as defined in the 2019 Plan or otherwise defined in the agreement evidencing the award) or a change in control (as defined in the 2019 Plan or otherwise defined in the agreement evidencing the award), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the transaction, unless otherwise provided in the instrument evidencing the stock award or in any other written agreement between us or one of our affiliates and the participant, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award. The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•

arrange for the assignment of any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•

accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to us a notice of exercise before the effective date of a transaction, which is contingent upon the effectiveness of the transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the Plan Administrator may consider appropriate; and

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for a payment, in such form as may be determined by the Plan Administrator equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise, provided that payments may be delayed to the same extent that payment of consideration to the holders of our common stock is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

Outstanding awards under the 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the participant’s award agreement, in any other written agreement with us or one of our affiliates, but in the absence of such provision, no such acceleration will occur.

Plan Amendments and Termination

The Board (or a committee of one or more directors delegated by the Board) may amend or terminate the 2019 Plan at any time. However, except as otherwise provided in the 2019 Plan or an award agreement, no amendment or termination of the 2019 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s written consent. We will obtain stockholder approval of any amendment to the 2019 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2019 Plan after the tenth anniversary of the date the 2019 Plan was adopted by the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 13, 2019, Bellicum Pharmaceuticals, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 17, 2019, the record date for the Annual Meeting, 45,957,576 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 35,484,850 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 77.21% of the shares of common stock outstanding as of the record date for the Annual Meeting.

Proposal 1. Election of Directors

The Company’s stockholders elected the three persons listed below as Class II Directors, each to serve until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

Name of Director Nominee:	Votes For	Votes Withheld	Broker Non-Votes
James F. Brown	14,742,073	4,887,655	15,855,122
Edmund P. Harrigan, M.D.	15,189,790	4,439,938	15,855,122
Judith Klimovsky, M.D.	19,322,861	306,867	15,855,122

Proposal 2. Approval of the Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan

The Company’s stockholders approved the 2019 Plan as a successor to and continuation of the 2014 Plan. The final voting results were as follows:

Votes For	Votes Against	Abstention
18,346,318	1,229,957	53,453

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The final voting results are as follows:

Votes For	Votes Against	Abstention
33,819,906	1,392,748	272,196

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: June 19, 2019	By:	/s/ Richard A. Fair
Richard A. Fair
President and Chief Executive Officer